================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 26, 2000
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       1-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


            101 Gateway Centre Parkway
                Richmond, Virginia                      23235-5153
     (Address of Principal Executive Offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 267-8000



================================================================================

Item 5.      Other Events.

         LandAmerica Financial Group, Inc. (the "Company") and State Street Bank and Trust Company, the parent company of EquiServe ("State Street"), have entered into a Third Amendment, dated as of July 26, 2000 (the "Third Amendment"), to the Amended and Restated Rights Agreement dated as of August 20, 1997 (the "Rights Agreement") between the Company and Wachovia Bank, N.A., as Rights Agent ("Wachovia"), as amended by the First Amendment to Amended and Restated Rights Agreement, dated as of December 11, 1997, between the Company and Wachovia and by the Second Amendment to Amended and Restated Rights Agreement, dated as of June 1, 1999, between the Company, Wachovia and State Street, as successor Rights Agent.

         Pursuant to the Third Amendment, the Company has clarified the definition of "Acquiring Person" to include any person who is the beneficial owner of any shares of the Company's common stock, without par value ("Common Stock"), and who engages in a business combination transaction with Reliance Insurance Company ("RIC") or any of its affiliates that results in such person being or becoming the beneficial owner, on the effective date of such transaction, of (i) such shares of Common Stock and (ii) the shares of Common Stock and the Company's 7% Series B Cumulative Convertible Preferred Stock, without par value, issued to RIC in connection with the terms of the Company's acquisition of Commonwealth Land Title Insurance Company and Transnation Title Insurance Company from RIC in February 1998.

         The  Third   Amendment  is  attached   hereto  as  an  exhibit  and  is
incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             No.           Description
             ---           -----------

             4.1 Third Amendment to Amended and Restated Rights Agreement, dated as of July 26, 2000, between the Company and State Street Bank and Trust Company, as Rights Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LANDAMERICA FINANCIAL GROUP, INC.
                                   (Registrant)



Date:  August 4, 2000              By: /s/ Russell W. Jordan, III
                                       -----------------------------------------
                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel

                                  Exhibit Index
                                  -------------


Exhibit
Number                   Document
------                   --------

4.1 Third Amendment to Amended and Restated Rights Agreement, dated as of July 26, 2000, between the Company and State Street Bank and Trust Company, as Rights Agent.